Exhibit 10.9

Grote Molen Inc.

The WonderMill Company

322 W. Griffith Rd.

Pocatello, ID 83201

Phone 208-234-9352

Fax 208-478-2530

service@thewondermill.com

www.thewondermill.com

How to Become an Authorized Dealer

In order to become an Authorized Dealer,

Please fill out the ENTIRE Dealer Agreement Form below.

Please print and complete these pages and

Fax or E-mail to Grote Molen Inc.

Store Information:

(This information will be displayed on our website)

Store Name Kitchen Kneads

Telephone (801) 399-3221 or (_____) _____-  _________

Street 3030 Grant

City Ogden State Utah

Zip Code 84401 Country if not USA  ___________________

Web Address www.kitchenkneads.com

(Put information you want customer to see and to be directed to)

Account Information:

Contact Name Bruce Crane

Telephone                             or (_____) _____-__________

Contact’s Email Address   kitkneads@aol.com

State Tax ID #    On file

Employer ID # (EIN) ______________________________________

Shipping Information:

Ship-to Name  Same

Street _________________________________________________

City ____________________________ State __________________

Zip Code ____________ Country if not USA ___________________

Credit Card Authorization

I _____________________________________, hereby authorize Grote Molen Inc. to charge my credit card account in the amount due for product and services.

(   ) VISA (   ) MASTERCARD (   ) AMERICAN EXPRESS (   ) DISCOVER

Credit Card Number _______________________________________________

Expiration Date _______ / ________ CVV Code  ________________________

Credit Card Billing Address:

Street ___________________________________________________________

City ____________________________________ State ___________________

Zip Code ________________  Country if not USA  ______________________

Telephone (______) _______-__________ or  (______) _______-___________

Date___/___/___

Cardholders Signature ____________________________________________

As the credit card holder, I also authorize Grote Molen Inc. to charge my credit card for future purchases verbally approved by me or by PO number signed by me.

Authorization valid until ______ / ______ Initials Here __________________

Your completion of this authorization form helps us to protect you, our valued customers, from credit card fraud. Grote Molen Inc. will keep all information on this form strictly confidential.

I understand and agree to the following terms and conditions:

Authorized Dealer Status

Only Authorized Grote Molen Inc. dealers are allowed to sell Grote Molen products to consumers located within the United States and Canada market. A dealer is deemed to be an Authorized Grote Molen Dealer when they have met the criteria for becoming a Grote Molen dealer, have established an account with Grote Molen, have purchased product directly from Grote Molen and continue to abide by the guidelines outlined in this policy. To maintain Authorized dealer status dealers must purchase a minimum of $500.00 in Grote Molen products yearly.

MINIMUM ADVERTISED PRICE (MAP)

All Grote Molen Inc. products have a published Minimum Advertised Price (MAP) which is outlined on the AUTHORIZED DEALER PRICE LIST.

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A Grote Molen product may only be ADVERTISED at or above this MAP price. Any retailer who advertises a related product for sale below the MAP, at a "call for price", "click for lower price", “enter your e-mail for lower price”, or any similar offering, or who represent this visually with a line through the MAP, will be in violation of this policy.

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This policy only pertains to advertising of Grote Molen Inc. products as they relate to the MAP and in no way restricts or is associated to the actual sale of the item. This policy is applicable to all forms of advertising, including but not exclusive to newspapers, catalogs, mailings, internet and any other electronic media.

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The advertising of any coupon or additional discount offerings (applied to the immediate or future sale) is considered to be part of the advertisement of the product. If the advertised coupon or discount offering brings the value of the Grote Molen Inc. product below the MAP, this will be deemed in violation of the policy, irregardless of whether they are directly associated to the Grote Molen product or provide a blanket discount for all products within a store, catalog or internet site.

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The offering of FREE Grote Molen Inc. product accessories is allowed as long as the MAP of the combined offering is not lower than the sum of the MAP of the Grote Molen product and the Grote Molen accessory added together. If the sum is below the combined MAP of the products, it will deem to be a violation of the policy.

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Bundling a Grote Molen Inc. product with a non-Grote Molen product of any kind will be deemed in violation of this policy. The only exceptions will be authorized value added promotions that are initiated by Grote Molen, or advertisements approved and specifically authorized by Grote Molen If you want to bundle something with a Grote Molen product you must get it approved first. Please submit requests by email or Fax (208-478-2530)

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Dealers who provide Grote Molen Inc. products to resellers are responsible for ensuring that the resellers’ pricing coincides with MAP policy. Dealers who continue to provide products to resellers known to disregard MAP policy will be considered in violation.

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Failure to abide by the MAP policy will result in revocation of Dealer status.  Grote Molen Inc. will not do business with dealers who diminish the image of Grote Molen and its products. Grote Molen is not required to provide prior notice or to issue warnings before taking action for breach of this policy.

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In regards to trademarks, trade names and logos, Dealer acknowledges that all Grote Molen Inc trademarks are property and Grote Molen has the sole and exclusive right to determine how such trademarks are used by Dealer. If this agreement is terminated, Dealer shall immediately discontinue use of all trademarks, trade names and logos of Grote Molen for any purpose.

Distribution Rights

It is Grote Molen Inc.’s policy that authorized dealers sell to consumers only and not to other dealers, retailers (store-front or Internet based), wholesalers, distributors, or exporters, or anyone who has the intention of reselling the product.  Grote Molen reserves the right to offer specific products on a global basis and determine which Grote Molen products will be sold in the U.S. market. If an authorized dealer purchases Grote Molen products that have not been authorized for the U.S market, and attempts to offer them for sale, they will be deemed to be in violation of this policy Grote Molen reserves the right to offer specific product lines to different channels of distribution and not offer the complete product offering to all customers as it deems appropriate.

Auctions

Any authorized dealer who sells Grote Molen Inc. products on, or associates Grote Molen with, any open auction sites without specific permission (E-Bay as an example) will be in violation of this policy. If you desire to advertise on any open auction forum please submit a request by email or Fax (208-478-2530).  This includes discontinued product that is new and has not been previously sold. Additionally, selling Grote Molen products to any individuals or companies that resell these products on any open auction site will be a violation of this policy.

Grote Molen Inc. may, in its sole discretion, terminate the business relationship and discontinue supply of products to any dealer deemed to be in violation of these policies.

This Dealer Agreement and Policies constitutes the entire agreement between the Dealer and Grote Molen Inc., and no other promise, offer, representation, agreement or understanding of any kind shall be binding on Grote Molen Inc., unless made in writing and signed by an authorized officer of Grote Molen Inc.

This Agreement shall be governed by the State of Idaho.

By signing below, I agree to all provisions within this Dealer Agreement, including the Minimum Advertised Pricing Policy, and all other policies listed.

This Dealer Agreement will be effective only upon acceptance by Grote Molen Inc.

Date 8/25/05

Name Bruce Crane

Business Name Kitchen Kneads

Address 3030 Grant

City Ogden State Utah Zip 84401

Signature  /s/ Bruce Crane Date 8-25-05

(Authorized company Principal)

Printed Name / Title Bruce Crane - Owner Phone 801-399-3221

Company Website URL(s) www.kitchenkneads.com

--------------------------Do Not Write Below Dotted Line--------------------------

Date Accepted 8/29/05 Dealer account # Kitchen Kneads

Signature John Hofman            Title CEO

Notes ___________________________________________________________

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